SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549

                            FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:        September 5, 1997
(Date of Earliest
Event Reported)


                       VARLEN CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



     Delaware                      0-5374           13-2651100
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
of Incorporation)                File No.)        Identification No.)


55 Shuman Boulevard, P. O. Box 3089, Naperville, Illinois   60566-7089
(Address of Principal Executive Office)                     (Zip Code)


(630) 420-0400
(Registrant's Telephone Number
Including Area Code)



Items 1 through 4, 6, 8 and 9.  Not applicable.

Item 5.   Other Events

On September 5, 1997, the Registrant issued a press release regarding the completion of its call on its 6 1/2 Percent
Convertible Subordinated Debentures due 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)  Exhibits

            (99) Press release, dated September 5, 1997, regarding the completion of the Registrant's call on its 6 1/2 Percent Convertible Subordinated
            Debentures due 2003.









                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Varlen Corporation
                                   (Registrant)



September 10, 1997                  By: /s/ Richard A. Nunemaker
                                        Richard A. Nunemaker
                                        Vice President, Finance and
                                        Chief Financial Officer
                                        (Principal Financial Officer
                                        and Principal Accounting Officer)